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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               DUANE READE INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                                      04-3164702
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    (STATE OF INCORPORATION OR ORGANIZATION)             (IRS EMPLOYER
                                                        IDENTIFICATION NO.)

    440 NINTH AVENUE, NEW YORK, NEW YORK                       10001
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



If this Form relates to the             If this Form relates to the
registration of a class of debt         registration of a class of debt
securities and is effective upon        securities and is to become
filing pursuant to General              effective simultaneously with the
Instruction A(c)(1) please check        effectiveness of a concurrent
the following box. [ ]                  registration statement under the
                                        Securities Act of 1933 pursuant to
                                        General Instruction A(c)(2) please
                                        check the following box. [ ]



Securities to be registered pursuant to Section 12(b) of the Act:

     TITLE OF EACH CLASS                  NAME OF EACH EXCHANGE ON WHICH
     TO BE SO REGISTERED                  EACH CLASS IS TO BE REGISTERED
     -------------------                  -----------------------------

  COMMON STOCK, $.01 PAR VALUE               NEW YORK STOCK EXCHANGE
--------------------------------         --------------------------------

--------------------------------         --------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                                     NONE
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                               (TITLE OF CLASS)


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                               (TITLE OF CLASS)




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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  For a description of the common stock, $.01 par value per share (the "Common Stock") of the Registrant, see the information under the caption "Description of Capital Stock" in the Registration Statement on Form S-1 (File No. 333-41239) of the Registrant (the "Registration Statement"), which description is hereby incorporated by reference herein. In addition, any prospectus contained in the Registration Statement that is filed pursuant to Rule 424(b) under the Securities Act of 1933 shall be deemed incorporated by reference herein. Application has been made to list the Common Stock on the New York Stock Exchange.

ITEM 2.           EXHIBITS.*

Exhibit No.                            Description
-----------                            ------------

1.1            Registration Statement on Form S-1 (File No. 333-41239) of the
               Registrant

4.1            Certificate of Incorporation of the Registrant

4.2            Bylaws of the Registrant

5.1            Specimen certificate of common stock


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*        Not filed with or incorporated by reference in copies of this registration statement filed with the Securities and Exchange Commission pursuant to Instruction II of the Instructions as to Exhibits.


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         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              /s/ William J. Tennant
                              -------------------------------------------------
                              William J. Tennant
January 30, 1998              Senior Vice President and Chief Financial Officer


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